                                                              [PIONEER LOGO]

       PIONEER
       MID-CAP
       FUND

       -------------------------
         ANNUAL REPORT 9/30/99
       -------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1

      Portfolio Summary                                             2

      Performance Update                                            3

      Portfolio Management Discussion                               6

      Schedule of Investments                                       9

      Financial Statements                                         17

      Notes to Financial Statements                                23

      Report of Independent Public Accountants                     28

      Trustees, Officers and Service Providers                     29

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 9/30/99
--------------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     As we approach the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

     In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment-to-moment.

     This year, we are taking extra steps to make your planning easier, especially tax planning. I'm pleased to announce that Pioneer funds will distribute their capital gains in November - a month earlier than in past years. We hope you'll take advantage of the extra time to work with your investment professional to prepare for the new century.

     I encourage you to read on to learn more about your Fund, including the question and answer session with portfolio manager Eric Weigel. Under the supervision of Theresa Hamacher, chief investment officer, Eric took over the management of Pioneer Mid-Cap Fund in May when Steve Carhart left the Fund and Pioneer. You can visit our web site at www.pioneerfunds.com to obtain information about our funds and to view 1999 distribution information.

     Respectfully,


     /s/ John F. Cogan, Jr.

     John F. Cogan, Jr.
     Chairman and President
                                                                               1

     PIONEER MID-CAP FUND
--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 9/30/99
--------------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                          [PIE GRAPH]

     U.S. Common Stocks                                    96%
     Short-Term Cash Equivalents                            3%
     Depositary Receipts for International Stocks           1%


     SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

                           [PIE GRAPH]

     Technology                                             41%
     Consumer Cyclicals                                     17%
     Healthcare                                             10%
     Capital Goods                                           8%
     Financial                                               6%
     Basic Materials                                         4%
     Communication Services                                  4%
     Consumer Staples                                        3%
     Energy                                                  3%
     Other                                                   4%

     10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

       1.  Adaptec Inc.                  2.19%   6.  Enron Corp.                       1.71%
       2.  Qualcomm Inc.                 2.09    7.  Biogen Inc.                       1.68
       3.  Best Buy Co., Inc.            1.80    8.  Novell, Inc.                      1.57
       4.  Vitesse Semiconductor Corp.   1.77    9.  American Power Conversion Corp.   1.55
       5.  Computer Sciences Corp.       1.74   10.  Lexmark International Group Inc.  1.50

     Fund holdings will vary for other periods.

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 9/30/99                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             9/30/99      9/30/98
                              $18.08     $16.53

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/98 - 9/30/99)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -        $1.451

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.

[boxed text]

 Average Annual Total Returns
  (As of September 30, 1999)

             Net Asset     Public Offering
  Period        Value           Price*
  10 Years      9.31%            8.66%
  5 Years       8.94             7.65
  1 Year       19.09            12.23

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


             PIONEER MID-CAP FUND*       STANDARD & POOR'S MIDCAP 400
                                                    INDEX
9/89                 9,425                          10,000
                     7,596                           8,557
9/91                10,315                          12,862
                    11,868                          14,463
                    14,575                          17,939
                    14,958                          18,226
9/93                17,386                          22,922
9/95                18,883                          26,128
9/97                22,916                          36,344
                    19,272                          34,052
9/99                22,951                          42,734

The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               3

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 9/30/99                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             9/30/99      9/30/98
                              $17.24     $15.99

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/98 - 9/30/99)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -        $1.451

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard &
Poor's MidCap 400 Index.


[boxed text]

Average Annual Total Returns
 (As of September 30, 1999)

                     If         If
   Period           Held     Redeemed*
   Life-of-Fund      7.20%      6.58%
   (2/1/96)
   1 Year           17.76      13.76

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

             PIONEER MID-CAP FUND*       STANDARD & POOR'S MIDCAP 400
                                                    INDEX
2/96                10,000                          10,000
                    10,254                          10,120
                    10,355                          10,411
9/96                10,765                          10,714
                    11,174                          11,362
3/97                 9,956                          11,194
                    11,079                          12,843
9/97                12,904                          14,903
                    11,809                          15,027
3/98                14,050                          16,682
                    13,761                          16,325
9/98                10,728                          13,963
                    12,868                          17,899
3/99                12,641                          16,578
                    13,249                          19,128
9/99                12,371                          17,523

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
  4

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 9/30/99                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            9/30/99      9/30/98
                             $17.66     $16.30

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/98 - 9/30/99)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -            -        $1.451

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard &
Poor's MidCap 400 Index.

[boxed text]

  Average Annual Total Returns
  (As of September 30, 1999)

                     If         If
   Period           Held     Redeemed*
   Life-of-Fund      7.69%      7.69%
   (2/1/96)
   1 Year           18.13      18.13


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


             PIONEER MID-CAP FUND*       STANDARD & POOR'S MIDCAP 400
                                                    INDEX
2/96                10,000                          10,000
                    10,254                          10,120
                    10,381                          10,411
9/96                10,795                          10,714
                    11,198                          11,362
3/97                 9,982                          11,194
                    11,215                          12,843
9/97                13,069                          14,903
                    11,971                          15,027
3/98                14,240                          16,682
                    13,953                          16,325
9/98                10,877                          13,963
                    13,052                          17,899
3/99                12,848                          16,578
                    13,474                          19,128
9/99                12,848                          17,523


+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               5

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/99
--------------------------------------------------------------------------------

The fiscal year for Pioneer Mid-Cap Fund ended on September 30, 1999. On the following pages, Manager Eric J. Weigel reviews the strategies he adopted in response to the market environment of the past 12 months.

 Q: MID-CAP STOCKS HAVE DONE WELL OVERALL SINCE THE FUND'S LAST ANNUAL REPORT. HOW DID THE FUND'S PERFORMANCE COMPARE?

 A: Mid-cap stocks as a group nearly matched the performance of the large-capitalization issues that dominated market results. During the 12 months ending September 30, 1999, the Standard & Poor's 500 Index was up 27.73%, compared to a gain of 25.50% for the Standard & Poor's MidCap 400 Index, the Fund's benchmark Index.

     The Fund returned about 19% for the period, lagging the benchmark as well as the average return of 32.89% for its Lipper, Inc. peer group of 393 mid-cap funds. (Lipper is an independent company that tracks mutual fund performance.) The Fund had a smaller weighting in technology stocks than many of its peers, accounting for most of the underperformance.

 Q:  WHAT ACCOUNTS FOR THE FAIRLY HIGH VOLATILITY WE'VE SEEN IN THE MID-CAP
     SECTOR?

 A: As they have for the last few years, investors flocked to a very small number of large-cap issues, notably big-name technology stocks and multi nationals. In this narrowly focused market, greater size seemed to equate to better returns. There were numerous mid-cap companies with good growth prospects available at reasonable prices, but the market was captivated by earnings growth and indifferent to relative value. So while many mid-caps turned in solid profit gains, bigger companies were able to grow earnings faster - the attribute that the market favored most.

    Beginning in April, as investors grew wary of high valuations among the few big names that were pushing up the popular averages, there was a short-lived rebound in smaller and medium-sized companies. This rally lost some steam in May, and by June the bias had tilted back to large-cap growth companies where investors believed they saw better prospects for earnings expansion.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Q: WHAT ARE THE MAJOR CHANGES YOU HAVE MADE SINCE MAY, WHEN YOU TOOK OVER DAY-TO-DAY MANAGEMENT OF THE FUND?

 A: We have been building up the technology allocation, where the Fund's light representation has held back performance. In our opinion, technology will continue to be a key growth engine for the economy. It is also an important driver of increased productivity - and higher profit margins - for individual companies. In addition, Y2K fears appear to be overblown, and those fears have weighed down some technology issues, creating opportunities for the Fund.

    We shifted away from healthcare service providers, a group still under a regulatory cloud, in favor of biotechnology firms, eliminating Health Management Associates and Sunrise Assisted Living from the portfolio. We think attractive growth prospects and a more favorable risk profile make biotech companies like Genetech and Medimmune more appropriate choices for the Fund. We have also cut back in sectors where the outlook for higher earnings is too limited for a fund that emphasizes growth. Metals and basic materials are good examples.

    We are also broadening the portfolio. The Fund now holds over 110 companies, up from 51 a year ago. With less money in each stock, we hope to limit the impact of any earnings disappointments that may occur.

 Q: WHICH OF YOUR DECISIONS HAD THE BIGGEST IMPACT ON FUND RESULTS, FOR BETTER OR WORSE?

 A: Over the last year the Fund benefited from holdings in technology and in communication services. However, utilities and financial companies, two sectors that are sensitive to higher interest rates, performed poorly. Fortunately, these areas represented small portions (3% and 6%, respectively) of the portfolio.

    In the spring we shifted assets from technology to basic materials when commodity prices rebounded - a decision that hurt performance given the timing of our stock purchases. But our best decision was to increase exposure to certain consumer cyclicals, including retailers Bed Bath and Beyond and Best Buy. The latter was one of the Fund's five best performers; the others were America Online, Qwest Communications International, Williams-Sonoma and Intuit.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 9/30/99  (CONTINUED)
--------------------------------------------------------------------------------

 Q:  IS THERE A THREAD THAT LINKS THESE STRONG PERFORMING STOCKS?

 A: I call it the new economy. Bed Bath and Beyond and Best Buy are benefiting from the boom in consumer spending; Williams-Sonoma thrives by serving a carefully targeted upscale market. America Online is the dominant internet brand and Qwest's huge fiber optic network is an integral part of the explosive growth in electronic communications. Intuit, producer of the very popular Quicken personal finance software, is a quasi-internet company selling at a reasonable valuation.

    Our most disappointing selections were Robert Half, Health Management Associates, Global Industries, Cadence Design and Wind River Systems. The first three are value stocks that were outside the market's area of interest; the last two failed to meet earnings expectations. Only Wind River Systems, a microchip designer, remains in the portfolio.

 Q:  WHAT FACTORS DO YOU THINK WILL INFLUENCE FUND PERFORMANCE OVER THE NEXT
     YEAR?

 A: United States equity markets may become more volatile and are unlikely to replicate the gains of recent years, given the backdrop of higher interest rates and a weak dollar. There are hints of increased inflation in the rising price of oil, but a serious inflationary trend seems unlikely.

    Many mid-cap companies with good growth prospects remain reasonably priced compared to the high valuations of the favored few large-caps. We think this discrepancy will attract investors who are pursuing growth but are unwilling to pay inflated price/earnings (p/e) multiples - the price of a stock divided by the company's earnings per share.

    We are optimistic that by giving the portfolio an even stronger focus on growth we can improve both absolute and relative performance. The Fund's overall p/e ratio has moved up, but remains lower than that of many other mid-cap growth funds. Overall, the steps we are taking are designed to give investors an enhanced opportunity for appreciation in this overlooked market sector.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/99
--------------------------------------------------------------------------------

SHARES                                                                              VALUE
               COMMON STOCKS - 96.7%
               BASIC MATERIALS - 3.7%
               ALUMINUM - 0.7%
     80,000    Alcoa Inc.                                                    $  4,965,000
                                                                             ------------
               CHEMICALS (SPECIALTY) - 0.8%
    130,000    Cytec Industries, Inc.*                                       $  3,120,000
    150,000    Millenium Chemicals Inc.                                         3,065,625
                                                                             ------------
                                                                             $  6,185,625
                                                                             ------------
               CONTAINERS AND PACKAGING (PAPER) - 0.9%
    110,000    Temple-Inland Inc.                                            $  6,655,000
                                                                             ------------
               PAPER AND FOREST PRODUCTS - 1.3%
    180,000    Bowater, Inc.                                                 $  9,450,000
                                                                             ------------
               TOTAL BASIC MATERIALS                                         $ 27,255,625
                                                                             ------------
               CAPITAL GOODS - 7.1%
               AEROSPACE/DEFENSE - 0.6%
     75,000    General Dynamics Corp.                                        $  4,682,812
                                                                             ------------
               ELECTRICAL EQUIPMENT - 4.3%
    590,000    American Power Conversion Corp.*                              $ 11,210,000
     75,000    Sanmina Corp.*                                                   5,803,125
    200,000    SCI Systems, Inc.                                                8,887,500
    268,750    Vishay Intertechnology Inc.                                      6,382,812
                                                                             ------------
                                                                             $ 32,283,437
                                                                             ------------
               MACHINERY (DIVERSIFIED) - 0.9%
    125,000    Ingersoll Rand Co.                                            $  6,867,188
                                                                             ------------
               MANUFACTURING (SPECIALIZED) - 0.5%
    100,000    York International Corp.                                      $  3,593,750
                                                                             ------------
               TRUCKS AND PARTS - 0.8%
    130,000    Navistar Inc.*                                                $  6,045,000
                                                                             ------------
               TOTAL CAPITAL GOODS                                           $ 53,472,187
                                                                             ------------
               COMMUNICATION SERVICES - 4.5%
               CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.3%
    160,000    Voicestream Wireless Corp.                                    $  9,875,000
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/99                             (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                              VALUE
               TELEPHONE - 3.2%
     90,000    AllTel Corp.                                                  $  6,333,750
    225,000    Century Telephone Enterprises, Inc.                              9,140,625
    100,000    GlobalStar Telecommunications Ltd.*                              2,300,000
    200,000    Qwest Communications International Inc.*                         5,912,500
                                                                             ------------
                                                                             $ 23,686,875
                                                                             ------------
               TOTAL COMMUNICATION SERVICES                                  $ 33,561,875
                                                                             ------------
               CONSUMER CYCLICALS - 16.2%
               AUTO PARTS & EQUIPMENT - 0.7%
    139,000    Lear Corp.*                                                   $  4,891,062
                                                                             ------------
               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.2%
     50,000    Maytag Corp.                                                  $  1,665,625
                                                                             ------------
               LEISURE TIME (PRODUCTS) - 0.3%
     50,000    Harley-Davidson Inc.                                          $  2,503,125
                                                                             ------------
               PUBLISHING (NEWSPAPERS) - 0.7%
    100,000    Dow Jones Co., Inc.                                           $  5,337,500
                                                                             ------------
               RETAIL (COMPUTERS & ELECTRONICS) - 2.3%
    210,000    Best Buy Co., Inc.*                                           $ 13,033,125
    100,000    Circuit City Group, Inc.                                         4,218,750
                                                                             ------------
                                                                             $ 17,251,875
                                                                             ------------
               RETAIL (DISCOUNTERS) - 1.1%
    200,000    Dollar Tree Stores, Inc.*                                     $  7,987,500
                                                                             ------------
               RETAIL (GENERAL MERCHANDISE) - 2.0%
    150,000    BJ's Wholesale Club, Inc.*                                    $  4,434,375
    170,000    Dayton Hudson Corp.                                             10,210,625
                                                                             ------------
                                                                             $ 14,645,000
                                                                             ------------
               RETAIL (HOME SHOPPING) - 0.8%
    150,000    BarnesandNoble.com Inc.*                                      $  2,896,875
     50,000    Etoys, Inc.*                                                     3,328,125
                                                                             ------------
                                                                             $  6,225,000
                                                                             ------------
               RETAIL (SPECIALTY) - 2.9%
    190,000    Bed Bath & Beyond, Inc.*                                      $  6,638,125
    105,000    Tiffany and Co., Inc.                                            6,293,437
    175,000    Williams-Sonoma, Inc.*                                           8,498,437
                                                                             ------------
                                                                             $ 21,429,999
                                                                             ------------

  10  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                              VALUE
               RETAIL (SPECIALTY - APPAREL) - 2.9%
    175,000    Abercrombie and Fitch Co, Inc.*                               $  5,960,937
    150,000    American Eagle Outfitters, Inc.*                                 7,265,625
    300,000    TJX Companies, Inc.                                              8,418,750
                                                                             ------------
                                                                             $ 21,645,312
                                                                             ------------
               SERVICES (ADVERTISING/MARKETING) - 0.3%
    100,000    AC Nielsen Corp.                                              $  2,268,750
                                                                             ------------
               SERVICES (COMMERCIAL & CONSUMER) - 0.9%
    175,000    Galileo International Inc.                                    $  7,043,750
                                                                             ------------
               TEXTILES (APPAREL) - 1.1%
    300,000    Jones Apparel Group, Inc.*                                    $  8,625,000
                                                                             ------------
               TOTAL CONSUMER CYCLICALS                                      $121,519,498
                                                                             ------------
               CONSUMER STAPLES - 3.0%
               BROADCASTING (CABLE/TELEVISION/RADIO) - 0.6%
    150,000    Insight Communications, Inc.                                  $  4,293,750
                                                                             ------------
               FOODS - 0.2%
     50,000    McCormick and Co., Inc.                                       $  1,653,125
                                                                             ------------
               RESTAURANTS - 1.8%
    400,000    Brinker International Inc.*                                   $ 10,850,000
    125,000    Starbucks Corp.*                                                 3,097,656
                                                                             ------------
                                                                             $ 13,947,656
                                                                             ------------
               SERVICES (EMPLOYMENT) - 0.4%
    200,000    Modis Professional Services, Inc.*                            $  2,650,000
                                                                             ------------
               TOTAL CONSUMER STAPLES                                        $ 22,544,531
                                                                             ------------
               ENERGY - 2.7%
               OIL & GAS (DRILLING & EQUIPMENT) - 1.7%
    250,000    Ensco International Inc.                                      $  4,515,625
     75,000    Tidewater, Inc.                                                  1,912,500
    200,000    Transocean Offshore Inc.                                         6,125,000
                                                                             ------------
                                                                             $ 12,553,125
                                                                             ------------
               OIL & GAS (DRILLING & EQUIPMENT) - 1.0%
    300,000    Tosco Corp.                                                   $  7,575,000
                                                                             ------------
               TOTAL ENERGY                                                  $ 20,128,125
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/99                             (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                              VALUE
               FINANCIAL - 5.8%
               BANKS (REGIONAL) - 1.7%
     90,000    Marshall and Ilsely Corp.                                     $  5,135,625
    400,000    North Fork Bancorporation, Inc.                                  7,800,000
                                                                             ------------
                                                                             $ 12,935,625
                                                                             ------------
               CONSUMER FINANCE - 0.4%
    120,000    NextCard Inc.                                                 $  2,940,000
                                                                             ------------
               INSURANCE (PROPERTY/CASUALTY) - 0.9%
    140,000    Allmerica Financial Corp.                                     $  6,667,500
                                                                             ------------
               INSURANCE (LIFE/HEALTH) - 1.2%
    170,000    Axa Financial Inc.                                            $  9,488,125
                                                                             ------------
               INSURANCE (MULTI-LINE) - 0.5%
    100,000    Nationwide Financial Services, Inc.+                          $  3,537,500
                                                                             ------------
               INVESTMENT BANKING/BROKERAGE - 1.1%
    100,000    AG Edwards Inc.                                               $  2,637,500
    150,000    PaineWebber Group Inc.                                           5,437,500
                                                                             ------------
                                                                             $  8,075,000
                                                                             ------------
               TOTAL FINANCIAL                                               $ 43,643,750
                                                                             ------------
               HEALTHCARE - 9.7%
               BIOTECHNOLOGY - 6.0%
    155,000    Biogen Inc.*                                                  $ 12,215,937
    200,000    Chiron Corp.*                                                    5,537,500
     50,000    Genetech Inc.*                                                   7,315,625
    150,000    Genzyme Corp.*                                                   6,759,375
     50,000    Gilead Sciences Inc.*                                            3,209,375
     65,000    Medimmune Inc.*                                                  6,477,656
     55,000    Millenium Pharmaceuticals, Inc.*                                 3,575,000
                                                                             ------------
                                                                             $ 45,090,468
                                                                             ------------
               HEALTHCARE (DRUGS/GENERIC & OTHER) - 0.8%
    190,000    Watson Pharmaceuticals, Inc.*                                 $  5,806,875
                                                                             ------------
               HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 0.4%
     75,000    Forest Laboratories Inc.*                                     $  3,159,375
                                                                             ------------
               HEALTHCARE (DIVERSIFIED) - 0.9%
    200,000    Elan Plc (A.D.R.)*                                            $  6,712,500
                                                                             ------------

  12  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                              VALUE
               HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
    170,000    Boston Scientific Corp.*                                      $  4,196,875
     50,000    Dentsply International, Inc.                                     1,137,500
                                                                             ------------
                                                                             $  5,334,375
                                                                             ------------
               HEALTHCARE (SPECIALIZED SERVICES) - 0.9%
    250,000    Lincare Holdings Inc.*                                        $  6,664,062
                                                                             ------------
               TOTAL HEALTHCARE                                              $ 72,767,655
                                                                             ------------
               TECHNOLOGY - 39.7%
               COMPUTERS (NETWORKING) - 2.1%
    400,000    Adaptec Inc.*                                                 $ 15,875,000
                                                                             ------------
               COMPUTERS (PERIPHERALS) - 3.5%
    140,000    EMC Corp.*                                                    $ 10,001,250
    135,000    Lexmark International Group Inc.*                               10,867,500
    350,000    Quantum Corp.*                                                   4,921,875
                                                                             ------------
                                                                             $ 25,790,625
                                                                             ------------
               COMPUTERS (SOFTWARE & SERVICES) - 13.1%
     90,000    Adobe Systems, Inc.                                           $ 10,215,000
     30,000    America Online, Inc.*                                            3,120,000
    100,000    Electronic Arts Inc.*                                            7,237,500
     15,000    Inktomi Corp.*                                                   1,805,937
    100,000    Intuit Inc.*                                                     8,765,625
     75,000    Legato Systems Inc.*                                             3,269,531
    550,000    Novell, Inc.*                                                   11,378,125
    125,000    Peoplesoft, Inc.*                                                2,117,188
    100,000    Peregrine Systems Inc.*                                          4,075,000
    220,000    Rational Software Corp.*                                         6,441,875
    100,000    Siebel Systems Inc.*                                             6,662,500
    150,000    Symantec Corp.*                                                  5,395,313
    150,000    Synopsys Inc.*                                                   8,423,438
    120,000    Veritas Software Corp.*                                          9,112,500
     20,000    Viant Corp.*                                                       967,500
    150,000    Visio Corp.*                                                     5,887,500
    183,000    Wind River Systems*                                              3,477,000
                                                                             ------------
                                                                             $ 98,351,532
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/99                             (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                              VALUE
               COMMUNICATIONS EQUIPMENT - 3.9%
    125,000    ADC Telecommunications Inc.*                                  $  5,242,188
    350,000    DSP Communications Inc.*                                         6,650,000
     50,000    General Instrument Corp.*                                        2,406,250
     80,000    Qualcomm Inc.*                                                  15,135,000
                                                                             ------------
                                                                             $ 29,433,438
                                                                             ------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.0%
     75,000    Flextronics International Ltd                                 $  4,364,063
     90,000    Sawtech Inc.                                                     3,150,000
                                                                             ------------
                                                                             $  7,514,063
                                                                             ------------
               ELECTRONICS (DEFENSE) - 1.1%
    150,000    General Motors Corp. (Class H)                                $  8,587,500
                                                                             ------------
               ELECTRONICS (INSTRUMENTATION) - 0.8%
    150,000    EG&G, Inc.                                                    $  5,971,875
                                                                             ------------
               ELECTRONICS (SEMICONDUCTORS) - 6.0%
    240,000    Altera Corp.*                                                 $ 10,410,000
    100,000    Linear Technology Corp.                                          5,878,125
    100,000    Maxim Integrated Products*                                       6,309,375
    150,000    Vitesse Semiconductor Corp.*                                    12,806,250
    150,000    Xilinx, Inc.*                                                    9,829,688
                                                                             ------------
                                                                             $ 45,233,438
                                                                             ------------
               EQUIPMENT (SEMICONDUCTORS) - 3.9%
     75,000    Brooks Automation Inc.*                                       $  1,317,188
    125,000    KLA-Tencor Corp.*                                                8,125,000
     90,000    Novellus Systems, Inc.*                                          6,069,375
    100,000    Pri Automation Inc.*                                             3,612,500
    180,000    Teradyne Inc.*                                                   6,345,000
    120,000    Veeco Instruments, Inc.*                                         3,360,000
                                                                             ------------
                                                                             $ 28,829,063
                                                                             ------------
               SERVICES (COMPUTER SYSTEMS) - 1.7%
    180,000    Computer Sciences Corp.                                       $ 12,656,250
                                                                             ------------

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                              VALUE
               SERVICES (DATA PROCESSING) - 2.6%
    180,000    DST Systems, Inc.                                             $ 10,237,500
    125,000    Fiserv, Inc.*                                                    4,062,500
     80,000    NOVA Corp.                                                       2,000,000
    100,000    Paychex Inc.                                                     3,412,500
                                                                             ------------
                                                                             $ 19,712,500
                                                                             ------------
               TOTAL TECHNOLOGY                                              $297,955,284
                                                                             ------------
               TRANSPORTATION - 1.8%
               AIR FREIGHT - 1.8%
    150,000    CNF Transportation Inc.                                       $  5,587,500
    200,000    FDX Corp.*                                                       7,750,000
                                                                             ------------
               TOTAL TRANSPORTATION                                          $ 13,337,500
                                                                             ------------
               UTILITIES - 2.5%
               ELECTRIC COMPANIES - 0.9%
    225,000    Montana Power Co.                                             $  6,848,438
                                                                             ------------
               NATURAL GAS - 1.6%
    300,000    Enron Corp.+                                                  $ 12,375,000
                                                                             ------------
               TOTAL UTILITIES                                               $ 19,223,438
                                                                             ------------
               TOTAL COMMON STOCKS
               (Cost $612,312,098)                                           $725,409,468
                                                                             ------------


   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 9/30/99                             (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
               TEMPORARY CASH INVESTMENT - 3.3%
               COMMERCIAL PAPER - 3.3%
$25,211,000    Citigroup Inc., 5.5%, 10/1/99                                 $ 25,211,000
                                                                             ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $25,211,000)                                            $ 25,211,000
                                                                             ------------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
               INVESTMENT - 100.0%
               (Cost $637,523,098)(a)                                        $750,620,468
                                                                             ------------

    *  Non-income producing security.

    + Portions of these investments have been pledged to cover margin requirements for futures contracts at September 30, 1999.

    (a) At September 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $638,176,535 was as follows:

          Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                                    $142,652,764
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value                            (30,208,831)
                                                                                      ------------
          Net unrealized gain                                                          $112,443,933
                                                                             ------------

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1999, aggregated $1,112,469,649 and $1,252,484,219 respectively.

  16  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 9/30/99
--------------------------------------------------------------------------------

  ASSETS:
  Investment in securities, at value (including temporary cash
  investment of $25,211,000) (cost $637,523,098)                  $750,620,468
     Cash                                                            2,837,657
     Receivables -
        Investment securities sold                                  15,409,058
        Fund shares sold                                               649,436
        Dividends and interest                                         166,365
        Variation margin                                                 7,500
     Other                                                              22,599
                                                                  ------------
           Total assets                                           $769,713,083
                                                                  ------------
  LIABILITIES:
     Payables -
        Investments purchased                                     $ 14,302,345
        Fund shares repurchased                                      1,593,584
     Due to affiliates                                                 550,685
     Accrued expenses                                                  135,955
                                                                  ------------
           Total liabilities                                      $ 16,582,569
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $518,922,053
     Accumulated undistributed net realized gain on
      investments and futures contracts                            121,642,691
     Net unrealized gain on investments and futures contracts      112,565,770
                                                                  ------------
           Total net assets                                       $753,130,514
                                                                  ------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $739,426,735/40,903,797 shares)            $      18.08
                                                                  ------------
     Class B (based on $10,698,911/620,412 shares)                $      17.24
                                                                  ------------
     Class C (based on $3,004,868/170,159 shares)                 $      17.66
                                                                  ------------
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      19.18
                                                                  ------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
     FOR THE YEAR ENDED 9/30/99

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $15,150)    $ 3,793,406
    Interest                                                  1,248,333
                                                             ----------
          Total investment income                                             $  5,041,739
                                                                              ------------
 EXPENSES:
    Management fees
       Basic fee                                            $ 5,346,353
       Performance adjustment                                (1,859,333)
    Transfer agent fees
       Class A                                                1,320,559
       Class B                                                   38,262
       Class C                                                    8,750
    Distribution fees
       Class A                                                1,590,784
       Class B                                                   94,489
       Class C                                                   25,382
    Administrative fees                                         406,889
    Custodian fees                                               95,908
    Professional                                                 66,381
    Registration fees                                            83,697
    Printing                                                     70,861
    Fees and expenses of nonaffiliated trustees                  35,073
    Miscellaneous                                                27,713
                                                             ----------
          Total expenses                                                      $  7,351,768
          Less fees paid indirectly                                               (152,504)
                                                                              ------------
          Net expenses                                                        $  7,199,264
                                                                              ------------
             Net investment loss                                              $ (2,157,525)
                                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
    Net realized gain on investments                                          $140,598,016
    Net realized loss on futures contracts                                      (2,749,078)
    Change in net unrealized gain on investments                                10,811,449
    Change in net unrealized gain on futures contracts                            (531,600)
                                                                              ------------
       Net gain on investments and futures contracts                          $148,128,787
                                                                              ------------
       Net increase in net assets resulting from
        operations                                                            $145,971,262
                                                                              ------------

  18  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
     FOR THE YEARS ENDED 9/30/99 AND 9/30/98

                                                             YEAR ENDED       YEAR ENDED
                                                               9/30/99         9/30/98
 FROM OPERATIONS:
 Net investment loss                                        $  (2,157,525)  $   (3,470,624)
 Net realized gain on investments and futures contracts       137,848,938       65,727,490
 Change in net unrealized gain on investments and futures
  contracts                                                    10,279,849     (211,409,204)
                                                            -------------   --------------
       Net increase (decrease) in net assets resulting
        from operations                                     $ 145,971,262   $ (149,152,338)
                                                            -------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain:
       Class A ($1.45 and $3.35 per share, respectively)    $ (66,006,774)  $ (147,104,651)
       Class B ($1.45 and $3.35 per share, respectively)         (845,625)        (627,640)
       Class C ($1.45 and $3.35 per share, respectively)         (198,399)        (146,941)
                                                            -------------   --------------
             Total distributions to shareholders            $ (67,050,798)  $ (147,879,232)
                                                            -------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                           $ 240,793,033   $  127,986,868
 Reinvestment of distributions                                 62,887,503      139,942,525
 Cost of shares repurchased                                  (404,156,562)    (250,656,429)
                                                            -------------   --------------
       Net increase (decrease) in net assets resulting
        from fund share transactions                        $(100,476,026)  $   17,272,964
                                                            -------------   --------------
       Net decrease in net assets                           $ (21,555,562)  $ (279,758,606)
 NET ASSETS:
 Beginning of year                                            774,686,076    1,054,444,682
                                                            -------------   --------------
 End of year (including accumulated undistributed net
  investment income of $0 and $0 respectively)              $ 753,130,514   $  774,686,076
                                                            -------------   --------------

CLASS A                              '99 SHARES     '99 AMOUNT     '98 SHARES     '98 AMOUNT
 Shares sold                         11,260,083    $ 201,955,045    5,427,159    $ 109,799,300
 Reinvestment of distributions        3,790,939       61,943,942    7,889,359      139,247,192
 Less shares repurchased             (20,558,938)   (369,941,102)  (11,736,227)   (236,392,082)
                                     ----------    -------------   ----------    -------------
          Net increase (decrease)..  (5,507,916)   $(106,042,115)   1,580,291    $  12,654,410
                                     ----------    -------------   ----------    -------------
 CLASS B
 Shares sold                            801,404    $  13,854,741      589,015    $  12,051,832
 Reinvestment of distributions           49,019          771,073       33,678          579,591
 Less shares repurchased               (603,225)     (10,384,022)    (468,996)      (9,319,826)
                                     ----------    -------------   ----------    -------------
          Net increase                  247,198    $   4,241,792      153,697    $   3,311,597
                                     ----------    -------------   ----------    -------------
 CLASS C
 Shares sold                          1,413,709    $  24,983,247      312,091    $   6,135,736
 Reinvestment of distributions           10,734          172,488        6,599          115,742
 Less shares repurchased             (1,343,864)     (23,831,438)    (261,350)      (4,944,521)
                                     ----------    -------------   ----------    -------------
          Net increase                   80,579    $   1,324,297       57,340    $   1,306,957
                                     ----------    -------------   ----------    -------------

   The accompanying notes are an integral part of these financial statements. 19

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------

                                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                                    9/30/99       9/30/98       9/30/97       9/30/96       9/30/95
Net asset value, beginning of year                         $  16.53      $  23.39     $   21.12     $   21.48     $    19.92
                                                           --------      --------     ----------    ----------    ----------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $  (0.05)     $  (0.07)    $   (0.08)         0.18     $     0.24
  Net realized and unrealized gain (loss) on
    investments and futures contracts                          3.05         (3.44)         4.23          1.47           2.70
                                                           --------      --------     ----------    ----------    ----------
      Net increase (decrease) from investment
        operations                                         $   3.00      $  (3.51)    $    4.15     $    1.65     $     2.94
Distributions to shareholders:
  Net investment income                                           -             -             -         (0.30)         (0.23)
  Net realized gain                                           (1.45)        (3.35)        (1.88)        (1.71)         (1.15)
                                                           --------      --------     ----------    ----------    ----------
Net increase (decrease) in net asset value                 $   1.55      $  (6.86)    $    2.27     $   (0.36)    $     1.56
                                                           --------      --------     ----------    ----------    ----------
Net asset value, end of year                               $  18.08      $  16.53     $   23.39     $   21.12     $    21.48
                                                           ========      ========     ==========    ==========    ==========
Total return*                                                 19.09%       (15.90)%       21.36%         8.61%         16.24%
Ratio of net expenses to average net assets                    0.88%+        0.79%+        0.87%+        0.90%+         0.85%+
Ratio of net investment income (loss) to average net
  assets                                                      (0.27)%+      (0.35)%+      (0.37)%+       0.85%+         1.18%+
Portfolio turnover rate                                         150%          110%           63%           75%            19%
Net assets, end of year (in thousands)                     $739,427      $767,257     $1,048,648    $1,008,177    $1,082,154
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                 0.86%         0.79%         0.85%         0.88%             -
  Net investment income (loss)                                (0.25)%       (0.35)%       (0.35)%        0.87%             -

 * Assumes initial investment at net asset value at the beginning of each year, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------

                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    2/1/96 TO
CLASS B                                                          9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period                             $ 15.99        $22.98        $21.02        $19.28
                                                                ----------    ---------     ---------     ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $ (0.10)       $(0.18)       $(0.22)       $ 0.12
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               2.80         (3.46)         4.06          1.78
                                                                ----------    ---------     ---------     ---------
      Net increase (decrease) from investment operations         $  2.70        $(3.64)       $ 3.84        $ 1.90
Distributions to shareholders:
  Net investment income                                                -             -             -         (0.16)
  Net realized gain                                                (1.45)        (3.35)        (1.88)            -
                                                                ----------    ---------     ---------     ---------
Net increase (decrease) in net asset value                       $  1.25        $(6.99)       $ 1.96        $ 1.74
                                                                ----------    ---------     ---------     ---------
Net asset value, end of period                                   $ 17.24        $15.99        $22.98        $21.02
                                                                ----------    ---------     ---------     ---------
Total return*                                                      17.76%       (16.86)%       19.87%         9.88%
Ratio of net expenses to average net assets                         1.91%+        1.81%+        2.00%+        1.68%**+
Ratio of net investment loss to average net assets                 (1.31)%+      (1.38)%+      (1.51)%+      (0.26)%**+
Portfolio turnover rate                                              150%          110%           63%           75%
Net assets, end of period (in thousands)                         $10,699        $5,969        $5,045        $4,939
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                      1.89%         1.80%         1.96%         1.66%**
  Net investment loss                                              (1.29)%       (1.37)%       (1.47)%       (0.24)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------

                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    2/1/96 TO
CLASS C                                                          9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period                              $16.30        $23.33        $21.12        $19.28
                                                                ---------     ---------     ---------     ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $(0.07)       $(0.18)       $(0.20)       $ 0.03
  Net realized and unrealized gain (loss) on investments and
    futures contracts                                               2.88         (3.50)         4.29          1.93
                                                                ---------     ---------     ---------     ---------
      Net increase (decrease) from investment operations          $ 2.81        $(3.68)       $ 4.09        $ 1.96
Distributions to shareholders:
  Net investment income                                                -             -             -         (0.12)
  Net realized gain                                                (1.45)        (3.35)        (1.88)            -
                                                                ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value                        $ 1.36        $(7.03)       $ 2.21        $ 1.84
                                                                ---------     ---------     ---------     ---------
Net asset value, end of period                                    $17.66        $16.30        $23.33        $21.12
                                                                ---------     ---------     ---------     ---------
Total return*                                                      18.13%       (16.77)%       21.07%        10.18%
Ratio of net expenses to average net assets                         1.86%+        1.75%+        1.91%+        1.96%**+
Ratio of net investment loss to average net assets                 (1.26)%+      (1.31)%+      (1.43)%+      (0.29)%**+
Portfolio turnover rate                                              150%          110%           63%           75%
Net assets, end of period (in thousands)                          $3,005        $1,460        $  752        $  379
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                      1.82%         1.74%         1.87%         1.93%**
  Net investment loss                                              (1.22)%       (1.30)%       (1.39)%       (0.26)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/99
--------------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/99                       (CONTINUED)
--------------------------------------------------------------------------------

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FUTURES CONTRACTS

       The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received daily by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involve, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

       At September 30, 1999, open futures contracts were as follows:

                           NUMBER OF
                           CONTRACTS     SETTLEMENT     MARKET     UNREALIZED
          TYPE            LONG/(SHORT)     MONTH        VALUE         LOSS
          S&P Midcap 400
            Index            50            12/99      $9,635,000   $(531,600)

    C. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of

     PIONEER MID-CAP FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At September 30, 1999, the Fund has reclassified from accumulated undistributed net realized gain on investments and futures contracts, $10,000,000 and $2,157,525 to paid-in capital and accumulated net investment loss, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

       The Fund has designated $79,896,806 as a capital gain dividend for purposes of the dividend paid deduction.

    D. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, incurred as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $58,651 in underwriting commissions on the sale of fund shares during the year ended September 30, 1999.

    E. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 9/30/99                       (CONTINUED)
--------------------------------------------------------------------------------

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of P0.20% based on the Fund's investment performance as compared with the Standard & Poor's MidCap 400 Index. For the year ended September 30, 1999, the aggregate performance adjustment resulted in a reduction to the basic fee of $1,859,333. The management fee was equivalent to a rate of 0.425% of average daily net assets.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1999, $288,229 was payable to PIM related to management fees, administrative and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $122,232 in transfer agent fees payable to PSC at September 30, 1999.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%.

    Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $140,224 in distribution fees payable to PFD at September 30, 1999.

     PIONEER MID-CAP FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 1999, CDSCs in the amount of $28,177 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1999, the Fund's expenses were reduced by $152,504 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

    The average daily amount of borrowings outstanding during the year ended September 30, 1999 was $103,370. The average daily shares outstanding during the period were 45,591,519, resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 5.33%, and the total interest expense on such borrowings was $6,831.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

    TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
    PIONEER MID-CAP FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of September 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP

    Boston, Massachusetts
    November 5, 1999

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   Eric W. Reckard, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

--------------------------------------------------------------------------------
    HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

   [PIONEER LOGO]         PIONEER INVESTMENT MANAGEMENT, INC.  7091-00-1199
                          60 STATE STREET                      G PIONEER FUNDS DISTRIBUTOR,
                          BOSTON, MASSACHUSETTS 02109          INC.
                          WWW.PIONEERFUNDS.COM                 [RECYCLE LOGO] PRINTED ON
                                                               RECYCLED PAPER